             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED MARCH 3, 1997
                                      TO
                         PROSPECTUS DATED MAY 1, 1996

  This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Multifunded Life Insurance Policies, dated May 1, 1996 and includes information from the supplement to the Prospectus dated January 17, 1997. You should keep this Supplement to the Prospectus for future reference.

  1. The names of the following seven portfolios of the Metropolitan Series Fund, Inc. ("Fund") and the corresponding divisions of Metropolitan Separate Account UL have been changed wherever they appear in the Prospectus:

OLD PORTFOLIO AND
DIVISION NAME        NEW PORTFOLIO AND DIVISION NAME
-----------------    -------------------------------
Growth               State Street Research Growth
Income               State Street Research Income
Money Market         MetLife Money Market
Diversified          State Street Research Diversified
Aggressive Growth    State Street Research Aggressive Growth
Stock Index          MetLife Stock Index
International Stock  GFM International Stock

  2. Four new investment divisions that correspond to four new portfolios of the Fund have been added. These divisions are the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division, and the Scudder Global Equity Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Life Insurance Company ("Metropolitan Life") for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

  Loomis Sayles High Yield Bond Portfolio. The portfolio seeks high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  T. Rowe Price Small Cap Growth Portfolio. The portfolio seeks long-term capital growth by investing in small capitalization companies.

  Janus Mid Cap Portfolio. The portfolio is a non-diversified portfolio that seeks long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  Scudder Global Equity Portfolio. The portfolio seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

  Metropolitan Life is the investment manager of each of the new portfolios of the Fund. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is the sub-investment manager of the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life.

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund as set forth in detail in the Fund prospectus. The marginal fee rate for the T. Rowe Price Small Cap Portfolio, Janus Mid Cap Portfolio and Scudder Global Equity Portfolio, will decrease when the dollar amount in each portfolio reaches certain threshold amounts. The maximum investment management fee for the four new portfolios are equivalent to an annual rate of: (1) .70% for the Loomis Sayles High Yield Bond Portfolio; (2)
 .55% for the T. Rowe Price Small Cap Growth Portfolio; (3) .75% for the Janus Mid Cap Portfolio; and (4) .90% for the Scudder Global Equity Portfolio. During the first year of operation, Metropolitan Life has agreed to waive a certain portion of its fees with respect to the Scudder Global Equity Portfolio. For more complete information about management fees, consult the attached Fund prospectus.

  3. The addition of the new portfolios affects the total cash values, total cash surrender values and total death benefits shown under "Illustrations of Death Benefit, Cash Values, Cash Surrender Values and Accumulated Premiums" in the prospectus since, using a simple average of the eleven available portfolios of the Fund, assuming the maximum management fees, the daily charge to the Fund for investment management services is increased to the equivalent of a maximum annual rate of .513636% of the average daily value of the aggregate net assets of the Fund. The result is that the cash surrender values and cash values will be less for death benefit options A, B and C. In addition, if the minimum death benefit applies, the death benefit will be lower for death benefit option A, and for death benefit option C on or after policy anniversary 65. Also, in all cases, the death benefit will be lower for death benefit option B, and for death benefit option C prior to policy anniversary 65. Upon request, MetLife will provide a free, personalized hypothetical illustration that reflects this change in the investment management fee average.

  4. The GFM International Stock Portfolio is now available in connection with Policies issued in all states.

  5. Metropolitan Life will not mail a Notice of Free Look to Policy owners that completed Part A of the application on or after February 1, 1997. Therefore, the "Free Look Period" section that appears on page 8 of the Prospectus is amended to delete all references to the Notice of Free Look, including any time periods that were measured from the mailing of the Notice of Free Look.

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, NY 10010
                                (800) 638-5000

ML-2-UL2-SUPP-2 (3/97 EDITION)                      97021RMK (exp 0597) MLIC-LD

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